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                                                                    Exhibit 10.2

                                                                  EXECUTION COPY


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                                  $90,000,000



                            SCHOLASTIC BRANDS, INC.

                     11% Senior Subordinated Notes Due 2007

                               PURCHASE AGREEMENT





                               December 10, 1996


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                                  $90,000,000

                            SCHOLASTIC BRANDS, INC.



                     11% Senior Subordinated Notes due 2007

                               PURCHASE AGREEMENT



                                                               December 10, 1996

Lehman Brothers Inc.
BT Securities Corporation
c/o Lehman Brothers Inc.
3 World Financial Center
New York, New York 10285

Dear Sirs:

     SCHOLASTIC BRANDS, INC., a Delaware corporation ("SBI"), proposes to issue and sell to you, as the initial purchasers (the "Initial Purchasers"), $90,000,000 aggregate principal amount of its 11% Senior Subordinated Notes Due 2007 (the "Senior Subordinated Notes"). As used herein, the term the "Company" means (i) prior to consummation of the Acquisitions (as defined below), SBI and
(ii) following consummation of the Acquisitions, SBI including ArtCarved (as defined below) and Balfour (as defined below). The payment of principal, Redemption Price, Purchase Price, interest and Liquidated Damages, if any, on the Senior Subordinated Notes and the Company's 11% Senior Subordinated Notes due 2007 to be issued in the Exchange Offer referred to below (the "New Senior Subordinated Notes" and, together with the Senior Subordinated Notes, the "Notes") may, under certain circumstances, be unconditionally guaranteed by certain subsidiaries of the Company of the Company as set forth in the Indenture (as defined below). The Senior Subordinated Notes will be issued pursuant to an Indenture to be dated as of December 16, 1996 (the "Indenture"), between the Company and Marine Midland Bank, as trustee (the "Trustee").

     Capitalized terms used herein and not otherwise defined are used as defined in the Offering Memorandum (as defined below) or the Indenture.

     Upon original issuance thereof, and until such time as the Company determines (based upon an opinion of counsel, if the Company so requests) it to be no longer required under the applicable requirements of the Securities Act of 1933, as amended (the "Securities Act"), the Senior Subordinated Notes (and all securities issued in exchange therefor or in substitution thereof) shall bear the following legend:

     "THE NOTE (OR ITS PREDECESSOR) EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY

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     NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT
     OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER: (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) ("INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THE NOTE EVIDENCED HEREBY IN AN OFFSHORE TRANSACTION; (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE NOTE EVIDENCED HEREBY EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR OR A PURCHASER WHO IS NOT A U.S. PERSON THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE COMPANY AND MARINE MIDLAND BANK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE NOTE EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE OR A SUCCESSOR TRUSTEE, AS APPLICABLE), (D) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR ANY OTHER APPLICABLE JURISDICTION; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE NOTE EVIDENCED HEREBY IS TRANSFERRED NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IF THE PROPOSED TRANSFER IS PURSUANT TO CLAUSE (C), (D) OR (E) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY AND MARINE MIDLAND BANK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT."

     The Senior Subordinated Notes will be offered and sold to the Initial Purchasers without being registered under the Securities Act in reliance on an exemption therefrom. SBI has prepared a Preliminary Offering Memorandum, dated November 22, 1996 (the "Preliminary Offering Memorandum"), and will prepare a Final Offering Memorandum dated the date hereof (the "Final Offering Memorandum" and, together with the Preliminary Offering Memorandum, the "Offering Memorandum"), setting forth or including a description of the terms of the Senior Subordinated Notes, the terms of the offering and a description of the Company. Copies of the Preliminary Offering Memorandum have been, and copies of the Final Offering Memorandum will be, delivered by SBI to the Initial Purchasers pursuant to the terms of this Agreement. Any references herein to the Preliminary Offering Memorandum, the Final Offering Memorandum and the Offering Memorandum shall be deemed to include all amendments and supplements

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thereto and all documents incorporated therein by reference. SBI hereby confirms that it has authorized the use of the Offering Memorandum in connection with the offering and resale of the Senior Subordinated Notes by the Initial Purchasers in accordance with Section 3 hereof.

     It is understood by the parties hereto that on or prior to the Closing Date SBI will enter into the Bank Credit Facility (as such terms are defined in the Final Offering Memorandum), the proceeds of which, together with the proceeds from the sale of the Senior Subordinated Notes, will be applied by SBI to finance (i) the acquisition of certain assets and operations of CJC Holdings, Inc. (the "ArtCarved Acquisition") and (ii) the acquisition of certain assets and operations of L.G. Balfour Company, Inc. (the "Balfour Acquisition" and, collectively with the ArtCarved Acquisition, the "Acquisitions") and for certain other uses as contemplated by the Offering Memorandum. The assets and operations to be acquired by SBI in the ArtCarved Acquisition are referred to herein as "ArtCarved" and the assets and operations to be acquired by SBI in the Balfour Acquisition are referred to herein as "Balfour." The ArtCarved Purchase Agreement (as defined in the Offering Memorandum) and the Balfour Purchase Agreement (as defined in the Offering Memorandum) are, collectively, referred to herein as the "Acquisition Agreements."

     The Initial Purchasers and their direct and indirect transferees will be entitled to the benefits of the Registration Rights Agreement, substantially in the form attached hereto as Exhibit A, pursuant to which the Company will agree to use its best efforts to commence an offer to exchange the Senior Subordinated Notes for New Senior Subordinated Notes that have been registered under the Securities Act, and that otherwise are identical in all material respects to the Senior Subordinated Notes, or, in certain circumstances, to cause a shelf registration statement to become effective under the Securities Act and to remain effective for the period designated in such Registration Rights Agreement.

     Section 1. Representations, Warranties and Agreements of the Company. The Company represents and warrants and agrees that:

          (a) Each of the Preliminary Offering Memorandum and the Final Offering Memorandum as of its date did not, and the Final Offering Memorandum as of the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty as to information contained in or omitted from the Preliminary Offering Memorandum or the Final Offering Memorandum, as amended or supplemented, in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Initial Purchasers specifically for inclusion in the Preliminary Offering Memorandum or the Final Offering Memorandum.

          (b) Each of the Company and each entity that will be a subsidiary of the Company (the "Subsidiaries") has been duly organized and is and, immediately after the Acquisitions, will be, validly existing and in good standing under the laws of its respective jurisdiction of incorporation, and is and, immediately after the Acquisitions,

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     will be, duly qualified or licensed as a foreign corporation to do business and is and, immediately after the Acquisitions, will be, in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of property or the conduct of its business as currently conducted requires such qualification (except where the failure to be so qualified and in good standing would not have a Material Adverse Effect), and has and, immediately after the Acquisitions, will have all power and authority necessary to own or hold its properties and to conduct the business in which it is now, or upon consummation of the Acquisitions will be, engaged. None of the Subsidiaries is or, immediately after the Acquisitions, will be a "significant subsidiary," as such term is defined in Rule 405 promulgated under the Securities Act. As used herein, "Material Adverse Effect" means a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Company and the Subsidiaries, taken as a whole.

          (c) Assuming the Senior Subordinated Notes are issued, sold and delivered under the circumstances contemplated by the Offering Memorandum and this Agreement, that the representations and warranties and covenants of the Initial Purchasers contained in Section 3 hereof are true, correct and complete, and that the Initial Purchasers comply with their covenants in Section 3 hereof, (i) registration under the Securities Act of the Senior Subordinated Notes or qualification of the Indenture in respect of the Notes under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), is not required in connection with the offer and sale of the Senior Subordinated Notes to the Initial Purchasers in the manner contemplated by the Offering Memorandum or this Agreement, and (ii) initial resales of the Senior Subordinated Notes by the Initial Purchasers on the terms and in the manner set forth in the Offering Memorandum and Section 3 hereof are exempt from the registration requirements of the Securities Act.

          (d) The Company has an authorized capitalization as set forth in the Final Offering Memorandum, and all of the issued shares of capital stock of the Company and all of the shares of capital stock to be issued pursuant to the Castle Harlan Investment (as defined in the Offering Memorandum) have been duly and validly authorized and have been (or, in the case of the shares of capital stock to be issued in connection with the Castle Harlan Investment, will be as of the Closing Date), duly and validly issued, fully paid and non-assessable, and all of the issued shares of capital stock of each Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable and (except (i) as set forth in the Final Offering Memorandum or (ii) with respect to Pulidos de Juarez, S.A. de C.V., shares required by law to be owned by persons other than the Company), upon consummation of the Acquisitions, will be owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (except for liens arising under the Bank Credit Facility). There are no, and immediately after the Acquisitions, there will not be any, outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, the shares of capital stock of any of the Subsidiaries.

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          (e) This Agreement has been duly authorized, executed and delivered by the Company and (assuming the due execution and delivery thereof by the Initial Purchasers) is a legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and to general equitable principles (whether considered in a proceeding in equity or at law).

          (f) The Indenture has been duly authorized, and, when duly executed by the proper officers of the Company and delivered by the Company (assuming the due execution and delivery thereof by the Trustee), will be a legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and to general equitable principles (whether considered in a proceeding in equity or at law).

          (g) The Senior Subordinated Notes have been duly authorized, and, when duly executed, issued and authenticated, and delivered by the Trustee in accordance with the Indenture against payment therefor as provided herein, will be validly issued and outstanding, and will constitute the legally valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and to general equitable principles (whether considered in a proceeding in equity or at law).

          (h) The New Senior Subordinated Notes have been duly authorized, and, when duly executed, issued and authenticated, and delivered by the Trustee in accordance with the Indenture, will be validly issued and outstanding, and will constitute the legally valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and to general equitable principles (whether considered in a proceeding in equity or at law).

          (i) The Registration Rights Agreement has been duly authorized by the Company, and when duly executed and delivered by the Company (assuming the due execution and delivery thereof by the other parties thereto), will constitute the legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and to general equitable principles (whether considered in a proceeding in equity or at law).

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          (j) The Bank Credit Facility has been duly authorized by the Company, and when duly executed and delivered by the Company (assuming the due execution and delivery thereof by the other parties thereto), will constitute the legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and to general equitable principles (whether considered in a proceeding in equity or at law).

          (k) The Acquisition Agreements have been duly authorized, executed and delivered by the Company and constitute the legally valid and binding agreement of the Company, enforceable against the Company in accordance with their respective terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and to general equitable principles (whether considered in a proceeding in equity or at law).

          (l) The Notes, the Indenture, the Registration Rights Agreement, the Bank Credit Facility and the Acquisition Agreements conform, as applicable, in all material respects to the description thereof contained in the Offering Memorandum.

          (m) The execution, delivery and performance of this Agreement, the Indenture, the Bank Credit Facility, the Acquisition Agreements and the Registration Rights Agreement by the Company, and the consummation of the transactions contemplated hereby and thereby (including the Acquisitions), and the issuance and sale of the Notes by the Company, will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any of the Subsidiaries is, or immediately after the Acquisitions will be, a party or by which the Company or any of the Subsidiaries is, or immediately after the Acquisitions will be, bound or to which any of the property or assets of the Company or any of the Subsidiaries is, or immediately after the Acquisitions will be, subject, which conflict, breach, violation or default has had or could reasonably be expected to have a Material Adverse Effect, or (ii) result in any violation of the provisions of the charter or by-laws of the Company or any of the Subsidiaries or (iii) result in any violation of the provisions of any applicable statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their properties or assets (or the properties or assets to be acquired by the Company in the Acquisitions), which violation has had or could reasonably be expected to have a Material Adverse Effect; and except for such consents, approvals, authorizations, registrations or qualifications as may be required under applicable state or foreign securities laws in connection with the purchase and distribution of the Senior Subordinated Notes by the Initial Purchasers, as set forth in the Registration Rights Agreement, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Indenture, the Bank Credit Facility, the Acquisition Agreements and

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     the Registration Rights Agreement by the Company, the consummation of the transactions contemplated hereby and thereby (including the Acquisitions), and the issuance and sale of the Notes by the Company, which has not been obtained or made other than those which if not obtained or made could not reasonably be expected to have a Material Adverse Effect.

          (n) Neither the Company nor any of the Subsidiaries (i) is, or immediately after the Acquisitions will be, in violation of its charter or by-laws, (ii) is, or immediately after the Acquisitions will be, in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is, or immediately after the Acquisitions will be, a party or by which it is, or immediately after the Acquisitions will be, bound or to which any of its properties or assets is, or immediately after the Acquisitions will be, subject, or (iii) is, or immediately after the Acquisitions will be, in violation in any material respect of any applicable law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property (or the property that it will own immediately after the Acquisitions) or to the conduct of its business, except as may be described in the Offering Memorandum or, in the case of (ii) and (iii) above, as could not reasonably be expected to have a Material Adverse Effect.

          (o) Except as described in the Offering Memorandum, there are no legal or governmental proceedings pending to which the Company or any of the Subsidiaries is or, immediately after the Acquisitions, will be, a party or of which any property or assets of the Company or any of the Subsidiaries (or any of the properties or assets to be acquired by the Company in the Acquisitions) is or, immediately after the Acquisitions will be the subject which, if determined adversely to the Company or any of the Subsidiaries, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; and to the best of the Company's knowledge, except as described in the Offering Memorandum, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

          (p) Except as set forth in the Registration Rights Agreement or in the Offering Memorandum, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities owned or to be owned by such person or to require the Company to include such securities in any securities being registered pursuant to any registration statement filed by the Company under the Securities Act.

          (q) None of the Company, the Subsidiaries, ArtCarved or Balfour has sustained, since August 31, 1996, with respect to ArtCarved, or August 25, 1996, with respect to Balfour, any material losses or interferences with its business from fire,

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     explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Memorandum;
     and, since such dates, there have not been any material changes in the capital stock or long-term debt of the Company or any of the Subsidiaries or any material adverse changes in the condition (financial or otherwise), results of operations, business or prospects of the Company, the Subsidiaries or any of the assets or operations to be acquired by the Company in the Acquisitions, taken as a whole (a "Material Adverse
     Change"), or any developments that could reasonably be expected to involve a prospective Material Adverse Change, otherwise than as set forth or contemplated in the Offering Memorandum.

          (r) The financial statements (including the related notes) of the class ring business of CJC Holdings, Inc. and L.G. Balfour Company, Inc. which appear in the Offering Memorandum comply as to form in all material respects with the requirements of the Securities Act, fairly present the financial condition and results of operations of such entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as described in the notes thereto, and except, with respect to interim periods, for year-end audit adjustments.. The pro forma financial information and statistical data included in the Offering Memorandum (the "Pro Forma Information") have been prepared on a basis consistent with the audited historical financial statements of the class ring business of CJC Holdings, Inc. and L.G. Balfour Company, Inc. included in the Offering Memorandum, except for (i) the pro forma adjustments specified therein including the Annual Cost Savings (as defined in the Offering Memorandum) and (ii) except for changes in methods of presentation which are permitted under generally accepted accounting principles, and gives effect to assumptions made on a reasonable basis to give effect to historical and proposed transactions and events described in the Offering Memorandum.

          (s) Arthur Andersen LLP who has (i) certified certain financial statements of CJC Holdings, Inc. and L.G. Balfour Company, Inc., and whose reports appear in the Preliminary Offering Memorandum and the Final Offering Memorandum and (ii) reviewed the Pro Forma Information included in the Preliminary Offering Memorandum and the Final Offering Memorandum, were independent public accountants under Rule 101 of AICPA's Code of Professional Conduct and its interpretations and rulings during the periods covered by the financial statements on which they reported contained in the Preliminary Offering Memorandum and the Final Offering Memorandum.

          (t) The Company and each of the Subsidiaries will, upon consummation of the Acquisitions, have good and marketable title in fee simple to all real property and good title to all personal property described in the Offering Memorandum as being owned by them or necessary for the conduct of their respective businesses in each case free and clear of all liens, encumbrances and defects except (i) such as arise under the Bank Credit Facility, (ii) such as are described in the Offering Memorandum or (iii) such as have not had and could not reasonably be expected to have a Material Adverse Effect; and all real

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     property and buildings described in the Offering Memorandum as being held under lease by the Company and each of the Subsidiaries will, upon consummation of the Acquisitions, be held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and the Subsidiaries. No consent need be obtained from any person with respect to any material lease in connection with the transactions contemplated hereby and in the Offering Memorandum, except for such as have been obtained. Except for such assets, plants and facilities as are not material singly or in the aggregate to the business of the Company and the Subsidiaries, taken as a whole, as described in the Offering Memorandum, all tangible assets, plants and facilities to be acquired by the Company in the Acquisitions are in good condition and repair (ordinary wear and tear excepted) and are adequate for the uses to which they are being put or would be put in the ordinary course of business.

          (u) Upon consummation of the Acquisitions, the Company and the Subsidiaries will have in force for their respective benefits such insurance as may be required by law and such other insurance, to such extent and against such hazards and liabilities, as is customarily maintained by companies similarly situated.

          (v) Except as disclosed in the Offering Memorandum, the Company and each of the Subsidiaries possess or immediately after the Acquisitions, will possess, such certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, as described in the Offering Memorandum, except where the failure to possess such certificates, authorizations or permits would not be reasonably expected to have a Material Adverse Effect and neither the Company nor, to the best of the Company's knowledge, any other person has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singularly or in the aggregate, if the subject of an unfavorable decision, ruling, or finding, would reasonably be expected to have a Material Adverse Effect.

          (w) Upon consummation of the Acquisitions, the Company and each of the Subsidiaries will own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, tradenames, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of their businesses, and to the Company's knowledge, the conduct of their businesses will not conflict with, and neither the Company nor, to the best of the Company's knowledge, any other person has received any notice of any claim of conflict with, any such rights of others which if determined adversely to the Company could reasonably be expected to have a Material Adverse Effect.

          (x) No labor disturbance by the employees of the Company, any of the Subsidiaries or any assets or operations being acquired in the Acquisitions exists or, to the knowledge of the Company, is imminent which could reasonably be expected to have a Material Adverse Effect.

          (y) The assets and operations being acquired in the Acquisitions are, and, upon consummation of the Acquisitions, the Company and each of the Subsidiaries will be, in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company or any of the Subsidiaries would have any liability; none of the Company, the Subsidiaries or any of the assets or operations being acquired in the Acquisitions have incurred or expects to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Section 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company or any of the Subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

          (z) The Company and each of the Subsidiaries have filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and have paid, or made adequate reserve or provision for the payment of, all taxes shown as due thereon, and the Company has no knowledge of any tax deficiency that has had (or could reasonably be expected to have) a Material Adverse Effect.

          (aa) Since the date as of which information is given in the Offering Memorandum through the date hereof, and except as may otherwise be disclosed in the Offering Memorandum, neither the Company nor any of the Subsidiaries have (i) issued or granted any securities (other than under plans, agreements and arrangements disclosed in, and in effect on the date of, the Offering Memorandum), (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any dividend on their respective capital stock.

          (bb) Neither the Company nor any of the Subsidiaries, nor, to the Company's knowledge, any director, officer, agent, employee or other person associated with or acting on behalf of the Company nor any of the Subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment, except for any such actions which could not reasonably be expected to have a Material Adverse Effect.

          (cc) Except as otherwise disclosed in the Final Offering Memorandum,
     (i) there has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company, any of the Subsidiaries or any of the assets or operations being acquired in the Acquisitions (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased (or to be owned or leased immediately after the Acquisitions) by the Company or any of the Subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have, or could not be reasonably likely to have, individually or in the aggregate with all such violations and remedial actions, a Material Adverse Effect; and (ii) there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of the Subsidiaries or any of the assets or operations being acquired in the Acquisitions or with respect to which the Company or any of the Subsidiaries have knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not have or would not be reasonably likely to have, individually or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a Material Adverse Effect; and the terms "hazardous wastes", "toxic wastes", "hazardous substances" and "medical wastes" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

          (dd) Immediately after the Acquisitions, the fair saleable value of the assets of the Company and the Subsidiaries will exceed the amount that will be required to be paid on or in respect of their respective debts and other liabilities (including, without limitation, contingent liabilities) as they become absolute and matured. The assets of the Company and the Subsidiaries immediately after the Acquisitions will not constitute unreasonably small capital to carry out their businesses as conducted or as proposed to be conducted. The Company and the Subsidiaries do not intend to, nor do they believe that they will, incur debts beyond their ability to pay such debts as they mature. Upon the issuance of the Senior Subordinated Notes and immediately after the Acquisitions, the present fair saleable value of the assets of the Company and the Subsidiaries, as the case may be, will exceed the respective amounts that will be required to be paid on or in respect of their respective existing debts and other liabilities (including, without limitation, contingent liabilities) as they become absolute and matured. The assets of the Company and the Subsidiaries, upon issuance of the Senior Subordinated Notes and immediately after the Acquisitions, will not constitute unreasonably small capital to carry out their respective businesses as now conducted, including, without limitation, their respective capital needs, taking into account their respective capital requirements and capital availability.

          (ee) Neither the Company nor any of the Subsidiaries is or, immediately after the transactions contemplated hereby, will be (i) an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or (ii) a "holding company" or a "subsidiary company" or an "affiliate" of a holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          (ff) No securities of the Company of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Senior Subordinated Notes are listed on any national securities exchange registered under Section 6 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or quoted on an automated inter-dealer quotation system.

          (gg) None of the Company, its affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act ("Regulation D")) or any person acting on its behalf has, directly or through any agent (provided that no representation is made as to the Initial Purchasers or any person acting on their behalf), (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of any security (as defined in the Securities Act) that is or will be integrated with the offering and sale of the Senior Subordinated Notes in a manner that would require the registration of the Senior Subordinated Notes under the Securities Act or
     (ii) engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offering of the Senior Subordinated Notes.

          (hh) Neither the Company nor any of the Subsidiaries has taken, nor will any of them take, directly or indirectly, any action designed to, or that could reasonably be expected to, cause or result in stabilization or manipulation of the price of the Senior Subordinated Notes.

          (ii) The Offering Memorandum and each amendment or supplement thereto, as of its date, contains the information specified in Rule 144A(d)(4) under the Securities Act.

          (jj) None of the Company or any of the Subsidiaries has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Notes to violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System or analogous foreign laws and regulations.

          (kk) None of the Company, its affiliates or any person acting on its or their behalf (provided that no representation is made as to the Initial Purchasers or any person acting on their behalf), has engaged in any directed selling efforts (as that term is defined in Regulation S under the Securities Act ("Regulation S")) with respect to the Notes and the Company and its affiliates and any person acting on its or their behalf (provided that no representation is made as to the Initial Purchasers or any person acting on their behalf), have complied with the offering restriction requirement of Regulation S.

          (ll) Upon consummation of the Acquisitions, the Company and each of the Subsidiaries will (i) make and keep accurate books and records and (ii) maintain internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's specific authorization, (B) transactions are recorded as necessary to permit preparation of their consolidated financial statements and to maintain accountability for their assets, (C) access to their assets is permitted only in accordance with management's specific authorization and (D) the reported accountability for their assets is compared with existing assets at reasonable intervals.

     Section 2. Purchase of the Notes by the Initial Purchaser.

          (a) On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell to the Initial Purchasers and each of the Initial Purchasers, severally and not jointly, agrees to purchase from the Company, the principal amount of the Senior Subordinated Notes as set forth opposite each Initial Purchaser's name on Schedule 1 hereto, at a purchase price equal to 97% of their principal amount.

          (b) The Company shall not be obligated to deliver any of the Senior Subordinated Notes, except upon payment for all the Senior Subordinated Notes to be purchased as hereinafter provided.

     Section 3. Sale and Resale of the Notes by the Initial Purchasers.

          (a) You have advised the Company that you will offer the Senior Subordinated Notes for resale only upon the terms and conditions set forth in this Agreement and in the Offering Memorandum. You hereby represent and warrant to the Company that you (i) are purchasing the Senior Subordinated Notes pursuant to a private sale exempt from registration under the Securities Act, (ii) have not solicited and will not solicit offers for, or offer or sell, the Senior Subordinated Notes by means of any form of general solicitation or general advertising within the meaning of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act, and (iii) will solicit offers for the Senior Subordinated Notes only from, and will offer, sell or deliver the Senior Subordinated Notes, as part of their initial offering, only to (A) in the case of offers inside the United States, persons in the United States whom you reasonably believe to be qualified institutional buyers ("Qualified Institutional Buyers") as defined in Rule 144A under the Securities Act, as such rule may be amended from time to time ("Rule 144A"), or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to you that each such account is a Qualified Institutional Buyer, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A, and (B) to a limited number of other institutional accredited investors ("Accredited Investors") as defined in Rule 501(a)(1), (2), (3) or (7) under Regulation D, in the case of (A) and (B), in transactions under Rule 144A or Regulation D in private sales exempt from registration under the Securities Act and (C) outside the United States to persons other than U.S. persons (as defined in Regulation S) in reliance upon Regulation S.

          (b) Each Initial Purchaser represents, warrants and agrees with respect to offers and sales outside the United States in reliance on Regulation S that:

               (i) the Senior Subordinated Notes have not been and will not be registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (as defined in Regulation S) except in accordance with Regulation S or pursuant to an exemption from the registration requirements of the Securities Act;

               (ii) such Initial Purchaser has offered the Senior Subordinated Notes and will offer and sell the Senior Subordinated Notes (A) as part of its distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 of Regulation S. Accordingly, neither such Initial Purchaser, its affiliates nor any persons acting on its or their behalf have engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Senior Subordinated Notes, and such Initial Purchaser, its Affiliates and any such persons have complied and will comply with the offering restrictions requirement of Regulation S;

               (iii) it understands that no action has been or will be taken in any jurisdiction by the Company that would permit a public offering of the Senior Subordinated Notes, or possession or distribution of the Offering Memorandum or any other offering or publicity material relating to the Senior Subordinated Notes in any country or jurisdiction where action for that purpose is required;

               (iv) it will comply with all applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Senior Subordinated Notes or has in its possession or distributes the Offering Memorandum or any such other material, in all cases at its own expense, except, with respect to expenses, as otherwise provided herein; and

               (v) it agrees that, at or prior to confirmation of sales of the Senior Subordinated Notes, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Senior Subordinated Notes from it during the restricted period a confirmation or notice to substantially the following effect:

                    "The Securities covered hereby have not been registered
               under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meaning given to them by Regulation S."

     Terms used in this Section 3 and not otherwise defined in this Agreement have the meanings given to them by Regulation S.

     Section 4. Delivery of and Payment for the Notes.

          (a) Delivery of and payment for the Senior Subordinated Notes shall be made at the office of Schulte Roth & Zabel LLP, 900 Third Avenue, New York, NY, at 9:00 A.M., New York City time, on December 16, 1996 or at such other date or place as shall be determined by agreement between you and the Company. This date and time are sometimes referred to as the "Closing Date."

          (b) On the Closing Date, payment shall be made to the Company in same-day funds by wire transfer to such account or accounts as the Company shall specify two full business days prior to the Closing Date against delivery to you of the certificates evidencing the Senior Subordinated Notes. Upon delivery, the Senior Subordinated Notes shall be registered in such names and in such denominations as you shall request in writing not less than two full business days prior to the Closing Date. For the purpose of expediting the checking and packaging of certificates evidencing the Senior Subordinated Notes, the Company agrees to make such certificates available for inspection not later than 10:00 A.M., New York City time, on the business day prior to the Closing Date.

     Section 5. Further Agreements of the Company. The Company agrees:

          (a) To furnish to you, without charge, as many copies of the Preliminary Offering Memorandum and the Final Offering Memorandum and any supplements and amendments thereto as you may reasonably request.

          (b) Prior to making any amendment or supplement to the Offering Memorandum, the Company shall furnish a copy thereof to you and your counsel and will not effect any such amendment or supplement to which you shall reasonably object by notice to the Company after a reasonable period to review, which shall not in any case be longer than five business days after receipt of such copy.

          (c) If, at any time prior to completion of the distribution of the Senior Subordinated Notes by you to purchasers, any event shall occur or condition exist as a result of which it is necessary, in the opinion of your counsel or counsel for the Company, to amend or supplement the Offering Memorandum in order that the Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances existing at the time it is delivered to a purchaser, or if it is necessary to amend or supplement the Offering Memorandum to comply with applicable law, to promptly prepare such amendment or supplement as may be necessary to correct such untrue statement or omission or so that the Offering Memorandum, as so amended or supplemented, will comply with applicable law and to furnish you such number of copies as you may reasonably request.

          (d) So long as any Senior Subordinated Notes are outstanding and are "Restricted Securities" within the meaning of Rule 144(a)(3) under the Securities Act, to furnish to holders of the Senior

     Subordinated Notes and prospective purchasers of Senior Subordinated Notes designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

          (e) For a period of five years following the Closing Date, to furnish to you copies of any annual reports, quarterly reports and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and such other documents, reports and information as shall be furnished by the Company to the Trustee or to the holders of the Notes pursuant to the Indenture.

          (f) To use its reasonable best efforts to qualify the Senior Subordinated Notes for sale under the securities or Blue Sky laws of such jurisdictions as you reasonably designate and to continue such qualifications in effect so long as required for the distribution of the Senior Subordinated Notes. The Company will also arrange for the determination of the eligibility for investment of the Senior Subordinated Notes under the laws of such jurisdictions as you may reasonably request. Notwithstanding the foregoing, the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a general consent to service of process in any jurisdiction.

          (g) To use its best efforts to permit the Senior Subordinated Notes to be designated Private Offerings, Resales and Trading through Automated Linkages Market ("PORTAL") securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the PORTAL Market and to permit the Senior Subordinated Notes to be eligible for clearance and settlement through the Depository Trust Company (the "DTC").

          (h) Not to, and will cause its affiliates not to, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which could be integrated with the sale of the Senior Subordinated Notes in a manner which would require the registration under the Securities Act of the Senior Subordinated Notes.

          (i) Except following the effectiveness of the Registration Statement (as defined in the Registration Rights Agreement), not to, and will cause its affiliates not to, solicit any offer to buy or offer to sell the Senior Subordinated Notes by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities
     Act) or in any manner involving a public offering within the meaning of
     Section 4(2) of the Securities Act.

          (j) To apply the net proceeds from the sale of the Senior Subordinated Notes as set forth in the Offering Memorandum.

          (k) To use its best efforts to ensure that neither the Company nor any of the Subsidiaries shall become an "investment company" within the meaning of such term under the Investment Company Act and the rules and regulations of the Commission thereunder.

     Section 6. Payment of Expenses. The Company agrees to pay (a) the costs in connection with the authorization, issuance, sale and delivery of the Notes and any taxes payable in that connection, (b) the costs incident to the preparation and printing of the Offering Memorandum and any amendments or supplements thereto, (c) the costs of distributing the Preliminary Offering Memorandum and the Final Offering Memorandum and any amendments or supplements thereto, (d) the costs incident to the preparation, printing and delivery of any certificates representing the Notes, including stamp duties and stock transfer taxes, if any, payable upon issuance of any of the Notes, (e) the fees and disbursements of the Company's counsel and accountants, (f) any fees charged by rating agencies for rating the Notes, (g) the fees and expenses of qualifying the Notes under securities laws of the several jurisdictions as provided in Section 5(f) and of preparing, printing and distributing a Blue Sky memorandum (including any related fees and expenses of Willkie Farr & Gallagher, counsel to the Initial Purchasers, in connection with such qualification or memorandum), (h) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of any counsel for the Trustee in connection with the Indenture and the Notes; (i) the costs and expenses of DTC and its nominee, including its book-entry system; (j) all expenses and listing fees incurred in connection with the application for quotation of the Senior Subordinated Notes on the PORTAL Market, and (k) all other costs and expenses incident to the performance of the Company's obligations hereunder which are not otherwise specifically provided for in this Section; provided, however that except as otherwise provided in this
Section 6 and Section 10 hereof the Initial Purchasers shall pay their own costs and expenses, including the costs and expenses of their counsel.

     Section 7. Conditions of Initial Purchasers' Obligations. The respective obligations of the Initial Purchasers hereunder are subject to each of the following terms and conditions:

          (a) No Initial Purchaser shall have discovered and disclosed to the Company on or prior to such Closing Date that the Preliminary Offering Memorandum or the Final Offering Memorandum or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of Willkie Farr & Gallagher, counsel for the Initial Purchasers, is material or omits to state a fact which, in the opinion of such counsel, is material and is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (b) All of the representations and warranties of the Company contained in this Agreement shall be true and correct on the date hereof and on the Closing Date with the same force and effect as if made on and as of the date hereof and the Closing Date, respectively. The Company shall have performed or complied with all of the agreements herein contained and required to be performed or complied with by it at or prior to the Closing Date.

          (c) The Offering Memorandum shall have been printed and copies distributed to the Initial Purchasers not later than 10:00 a.m., New York City time, on the day following the date of this Agreement or at such later date and time as to which the Initial Purchasers may agree, and no stop order suspending the qualification or exemption from qualification of the Senior Subordinated Notes in any jurisdiction referred to in Section 5(f) shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

          (d) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, have a Material Adverse Effect; no action, suit or proceeding shall have been commenced and be pending against or affecting or, to the best knowledge of the Company, threatened against, the Company or any of the Subsidiaries or any of the assets or operations to be acquired in the Acquisitions before any court or arbitrator or any governmental body, agency or official that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect; and no stop order shall have been issued by the Commission or any governmental agency of any jurisdiction referred to in Section 5(f) preventing the use of the Offering Memorandum, or any amendment or supplement thereto, or which could reasonably be expected to have a Material Adverse Effect.

          (e) Since the dates as of which information is given in the Offering Memorandum and other than as set forth in the Offering Memorandum, (i) there shall not have been any Material Adverse Change, or any development that is reasonably likely to result in a Material Adverse Change, or any material change in the long-term debt, or material increase in the short-term debt of the Company and the Subsidiaries, from that set forth or described in the Offering Memorandum; (ii) no dividend or distribution of any kind shall have been declared, paid or made by the Company on any class of its capital stock; (iii) the Company, the Subsidiaries or any of the assets or operations to be acquired in the Acquisitions shall not have incurred any liabilities or obligations, direct or contingent for which the Company or any Subsidiary may be liable, that are, or would be, material, individually or in the aggregate, to the Company and its Subsidiaries, taken as a whole, and that are, or would be, required to be disclosed on a balance sheet or notes thereto in accordance with generally accepted accounting principles and are not disclosed on the latest applicable balance sheets or notes thereto included in the Offering Memorandum.

          (f) The Initial Purchasers shall have received a certificate, dated the Closing Date, signed on behalf of the Company by (i) Jeffrey H. Brennan, Chief Executive Officer, and (ii) Richard Fritsche, Chief Financial Officer, confirming that (A) such officers have participated in conferences with other officers and representatives of the Company and Subsidiaries, representatives of the independent public accountants of the Company and representatives of counsel to the Company at which the contents of the Offering Memorandum and related matters were discussed and (B) the matters set forth in paragraphs (b), (c), (d) and (e) of this Section 7 are true and correct as of the Closing Date.

          (g) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Notes, the Indenture, the Registration Rights Agreement, the Offering Memorandum, the Bank Credit Facility, the Acquisition Agreements and all other legal matters relating to this Agreement and the transactions contemplated hereby, shall be satisfactory in all material respects to counsel for the Initial Purchaser, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

          (h)(1) Schulte Roth & Zabel LLP, special counsel for the Company, shall have furnished to the Initial Purchasers its written opinion, as counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser, to the effect that:

               (i) Each of the Company and each of the Subsidiaries is and, immediately after the Acquisitions, will be, validly existing and in good standing under the laws of its jurisdiction of incorporation , and is and immediately after the Acquisitions, will be qualified to do business and in good standing as a foreign corporation in each jurisidiction which its ownership or leasing of property or the conduct of its business requires such qualification (except where the failure to be so qualified and in good standing would not have a Material Adverse Effect), and has and, immediately after the Acquisitions, will have corporate power and authority to own its properties and conduct its business;

               (ii) Assuming that the Senior Subordinated Notes are issued, sold and delivered under the circumstances contemplated by the Final Offering Memorandum, that the representations and warranties of the Initial Purchasers contained in Section 3 hereof are true, correct and complete and that the Company and Initial Purchasers comply with their respective covenants in Sections 3 and 5 hereof, (A) registration under the Securities Act of the Senior Subordinated Notes or qualification of the Indenture under the Trust Indenture Act is not required in connection with the offer and sale of the Senior Subordinated Notes to the Initial Purchasers in the manner contemplated by the Final Offering Memorandum and this Agreement, and
          (B) initial resales of the Senior Subordinated Notes by the Initial Purchasers on the terms and in the manner set forth in the Final Offering Memorandum and Section 3 hereof are exempt from the registration requirements of the Securities Act, it being understood, however, that such counsel need not express any opinion as to any subsequent resales of the Notes;

               (iii) The Company has the corporate power and authority to execute and deliver, and to consummate the transactions contemplated by, this

          Agreement; the Company has the corporate power and authority to issue, sell and deliver the Senior Subordinated Notes as contemplated by this Agreement;

               (iv) The execution and delivery of this Agreement have been duly authorized by all requisite corporate action of the Company, and this Agreement has been duly executed and delivered by the Company;

               (v) The execution and delivery of the Indenture have been duly authorized by all requisite corporate action of the Company; and the Indenture has been duly executed and delivered by the Company, and assuming due authorization, execution and delivery by the Trustee, is a legal, valid and binding agreement of the Company, enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and to general equitable principles (whether considered in a proceeding in equity or at law) and except that the remedy of specific performance and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which such proceedings may be brought;

               (vi) The execution and delivery of the Senior Subordinated Notes have been duly authorized by all requisite corporate action of the Company; and the Senior Subordinated Notes have been duly executed and delivered by the Company and, assuming due execution, authentication by the Trustee, issuance and delivery as provided in the Indenture and payment therefor as provided herein, are legal, valid and binding obligations of the Company, entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and to general equitable principles (whether considered in a proceeding in equity or at law) and except that the remedy of specific performance and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which such proceedings may be brought;

               (vii) The execution and delivery of the New Senior Subordinated Notes have been duly authorized by all requisite corporate action of the Company; and, when duly executed and delivered by the Company and duly authenticated by the Trustee, will be legal, valid and binding obligations of the Company, entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and to general equitable principles (whether considered in a proceeding in equity or at law) and except that the remedy of specific performance and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which such proceedings may be brought;

               (viii) The execution and delivery of the Registration Rights Agreement have been duly authorized by all requisite corporate action of the Company; the Registration Rights Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by the Initial Purchasers, the Registration Rights Agreement (other than the indemnification and contribution provisions thereof, as to which such counsel need express no opinion) is a legal, valid and binding agreement of the Company, enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and to general equitable principles (whether considered in a proceeding in equity or at law) and except that the remedy of specific performance and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which such proceedings may be brought;

               (ix) The execution and delivery of the Bank Credit Facility have been duly authorized by all requisite corporate action of the Company; and the Bank Credit Facility has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by the parties thereto other than the Company, is a legal, valid and binding agreement of the Company, enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and to general equitable principles (whether considered in a proceeding in equity or at law);

               (x) The authorized capital stock of the Company is as set forth under the caption "Capitalization" in the Offering Memorandum, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable; all of the outstanding shares of capital stock of each Subsidiary, have been duly authorized and validly issued, are fully paid and nonassessable, and are or, upon consummation of the Acquisitions, will be held of record by the Company free and clear, to the knowledge of such counsel, of any adverse claim other than those arising from the Bank Credit Facility; and, to the knowledge of such counsel, there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock of any of the Subsidiaries;

               (xi) The execution and delivery by the Company of this Agreement, the Indenture, the Registration Rights Agreement, the Bank Credit Facility and the Acquisition Agreements, the consummation by the Company of the transactions contemplated hereby and thereby (including the Acquisitions), and the issuance and sale of the Notes by the Company will not (A) to the knowledge of such counsel, conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan or credit agreement, or other agreement or instrument known to such counsel to which the Company or any of the Subsidiaries is or, immediately after the Acquisitions, will be a party or by which the Company or any of the Subsidiaries or any of their property are or, immediately after the Acquisitions, will be subject, which conflict, breach, violation or default has had or would reasonably be expected to have a Material Adverse Effect, or (B) result in any violation of the provisions of the charter or bylaws of the Company or any of the Subsidiaries or, (C) to the knowledge of such counsel, result in any violation of the provisions of any federal or state statute, or any order, rule or regulation of any federal or state court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their properties or assets, which violation has had or would reasonably be expected to have a Material Adverse Effect; and, except for such consents, approvals, authorizations, registrations or qualifications as may be required under applicable state and foreign jurisdiction securities laws in connection with the purchase and distribution of the Senior Subordinated Notes by the Initial Purchasers and as set forth in the Registration Rights Agreement, no consent, approval, authorization or order of, or filing or registration with, any federal or state court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their properties or assets, is required in connection with the execution and delivery by the Company of this Agreement, the Indenture, the Registration Rights Agreement, the Bank Credit Facility and the Acquisition Agreements, the consummation by the Company of the transactions contemplated hereby and thereby, and the issuance and sale of the Notes by the Company which has not been obtained or made other than those which if not obtained or made would not reasonably be expected to have a Material Adverse Effect;

               (xii) The descriptions of this Agreement, the Indenture, the Notes, the Registration Rights Agreement, the Bank Credit Facility and the Acquisition Agreements in the Offering Memorandum conform, as applicable, in all material respects to the terms thereof;

               (xiii) To the knowledge of such counsel and except as set forth or referred to in the Offering Memorandum, no legal or governmental proceedings are pending or threatened to which the Company or any of the Subsidiaries is or, immediately after the Acquisitions, will be a party or of which any property or assets of the Company or any of the Subsidiaries is or, immediately after the Acquisitions, will be the subject that, if determined adversely to the Company or any of the Subsidiaries, would reasonably be expected to have a Material Adverse Effect;

               (xiv) Neither the Company nor any of the Subsidiaries is, or immediately after the transactions contemplated hereby, will be (i) an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or (ii) a "holding company" or a "subsidiary company" nor, to the knowledge of such counsel, an "affiliate" of a holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended;

               (xv) No securities of the Company of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Senior Subordinated Notes are listed on any national securities exchange registered under Section 6 of the Exchange Act or quoted on an automated inter-dealer quotation system; and

               (xvi) The issuance or sale of the Senior Subordinated Notes and the application by the Company of the net proceeds thereof as set forth in the Offering Memorandum will not violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

          In addition, such counsel shall state that it acted as counsel to the Company in connection with the Acquisitions and has participated in conferences with officers and other representatives of the Company and representatives of the sellers named in the Acquisition Agreements, representatives of the independent public accountants of the Company and the sellers named in the Acquisition Agreements, representatives of the Initial Purchasers and representatives of counsel for the Initial Purchasers at which the contents of the Offering Memorandum and related matters were discussed and, although such counsel has not undertaken to investigate or verify independently, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Offering Memorandum, on the basis of the foregoing no information has come to the attention of such counsel that causes such counsel to believe that the Offering Memorandum (except as to financial statements, including the notes thereto and other financial and accounting data included therein or omitted therefrom, as to which no belief need be expressed), as of its date or the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          In rendering such opinion, such counsel may state that its opinion is limited to matters governed by the federal laws of the United States of America, the General Corporation Law of the State of Delaware and the laws of the State of New York. In rendering their opinion as aforesaid, counsel may rely upon an opinion or opinions, each dated the Closing Date, of Morgan, Lewis & Bockius with respect to matters concerning Federal antitrust law, provided that (1) such reliance is expressly authorized by the opinion of Morgan Lewis & Bockius so relied upon and a copy of such opinion is delivered to the Initial Purchasers and is, in form and substance, satisfactory to them and their counsel, and (2) counsel shall state in their opinion that they believe that they and the Initial Purchasers are justified in relying thereon.

          (h)(2) Darby & Darby, intellectual property counsel for the Company, shall have furnished to the Initial Purchasers its written opinion, as intellectual property counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser, to the effect that to the best of such counsel's knowledge and other than as set forth in the Offering Memorandum, upon consummation of the Acquisitions, the Company and each of the Subsidiaries will own or possess all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of their respective businesses, as described in the Offering Memorandum and have no reason to believe that the conduct of their respective businesses will conflict with, and have not received any notice of any claim of conflict with, any such rights of others which if determined adversely to the Company would reasonably be expected to have a Material Adverse Effect.

          (h)(3) If the Initial Purchasers so request, the Initial Purchasers shall have received a legal opinion as to certain matters relating to Pulidos de Juarez, S.A. de C.V. from Bryan Gonzalez Vargas y Gonzalez Baz, S.C., in form and substance reasonably satisfactory to the Initial Purchasers.

          (i) Willkie Farr & Gallagher shall have furnished to the Initial Purchasers their written opinion, as counsel to the Initial Purchasers and dated the Closing Date, in form and substance satisfactory to the Initial Purchasers.

          (j) With respect to the letters of Arthur Andersen LLP delivered to the Initial Purchasers concurrently with the execution of this Agreement (the "initial letters"), the Company shall have furnished to the Initial Purchasers the letters (as used in this paragraph, the "bring-down letters") of such accountant, addressed to the Initial Purchasers and dated such Closing Date (i) confirming that they are independent public accountants under the guidelines of the American Institute of Certified Public Accountants, (ii) stating, as of the date of the bring-down letters (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum, as of a date not more than two days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letters and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

          (k) The Company and the Trustee shall have entered into the Indenture and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

          (l) The Company and the Initial Purchasers shall have entered into the Registration Rights Agreement and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

          (m) The Company and each other party thereto shall have entered into the Bank Credit Facility (the form and substance of which shall be reasonably acceptable to the Initial Purchasers) and the Initial Purchasers shall have received counterparts, conformed as executed, thereof and of all other documents and agreements entered into in connection therewith and there shall be no default or event of default thereunder. On the Closing Date the Bank Credit Facility shall be in full force and effect.

          (n) The Company and each other party thereto shall have entered into the Acquisition Agreements (the form and substance of which shall be reasonably acceptable to the Initial Purchaser) and the Initial Purchasers shall have received counterparts, conformed as executed, thereof and of all other documents and agreements entered into in connection therewith and all of the conditions to the obligations of the parties to the Acquisition Agreements other than payment of the purchase prices thereunder shall have been satisfied or waived.

          (o) The consummation of the Acquisitions shall have occurred concurrently with the purchase and sale hereunder.

          (p) (i) None of the Company, any of the Subsidiaries or any of the assets or operations being acquired in the Acquisitions shall have sustained since the date of the latest audited financial statements of the class ring business of CJC Holdings, Inc. and L.G. Balfour Company, Inc. included in the Offering Memorandum losses or interferences with their businesses, taken as a whole, from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Memorandum or (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of the Subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and the Subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Offering Memorandum, the effect of which, in any such case described in clause (i) or (ii), is, in the reasonable judgment of the Initial Purchasers, so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Senior Subordinated Notes being delivered on the Closing Date on the terms and in the manner contemplated herein and in the Offering Memorandum.

          (q) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or The Nasdaq Stock Market's National Market or in the over-the-counter market shall have been suspended or materially limited, or minimum prices shall have been established on such exchange by the Commission, or by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the reasonable judgment of a majority in interest of the Initial Purchasers, impracticable or inadvisable to proceed with the offering or delivery of the Senior Subordinated Notes being delivered on the Closing Date on the terms and in the manner contemplated herein and in the Offering Memorandum.

          (r) Subsequent to the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded the Senior Subordinated Notes by a nationally recognized statistical rating organization, as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities.

          (s) Willkie Farr & Gallagher shall have been furnished with such documents, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 7 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.

          (t) Prior to the Closing Date, the Company shall have furnished to the Initial Purchasers such further information, certificates and documents as the Initial Purchasers may reasonably request.

     All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

     Section 8. Indemnification and Contribution.

          (a) The Company agrees to indemnify and hold harmless each Initial Purchaser and each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act, and each director, officer, employee or agent of such Initial Purchaser or such controlling person, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Senior Subordinated Notes), to which that Initial Purchaser or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum or Final Offering Memorandum or in any amendment or supplement thereto, (ii) the omission or alleged omission to state in any Preliminary Offering Memorandum or Final Offering Memorandum or in any amendment or supplement thereto any material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any act or failure to act or any alleged act or failure to act by any Initial Purchaser in connection with, or relating in any manner to, the Notes or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Initial Purchaser through its negligence or willful misconduct), and shall reimburse each Initial Purchaser and each such controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Initial Purchaser or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Offering Memorandum or Final Offering Memorandum or in any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Initial Purchaser specifically for inclusion therein; and provided further that with respect to any such untrue statement or omission made in the Preliminary Offering Memorandum, the indemnity agreement contained in this Section 8(a) shall not inure to the benefit of any such Initial Purchaser which sold the Senior Subordinated Notes to the person asserting any such loss, claim, damage, liability or action, to the extent that such sale was an initial resale by such Initial Purchaser and any such loss, claim, damage, liability or action of such Initial Purchaser is demonstrated by the Company to be a result of the fact that both (i) to the extent required by applicable law, a copy of the Final Offering Memorandum was not sent or given to such person at, prior or promptly following the written confirmation of the sale of such Senior Subordinated Notes to such person, and (ii) the untrue statement or omission in the Preliminary Offering Memorandum was corrected in the Final Offering Memorandum unless, in either case, such failure to deliver the Final Offering Memorandum was a result of non-compliance by the Company with Section 5(c) hereof. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Initial Purchaser or to any controlling person of that Initial Purchaser.

          (b) Each Initial Purchaser, severally and not jointly, shall indemnify and hold harmless the Company and each of its directors and officers (including, without limitation, each person who was an officer or director prior to consummation of the Acquisitions or who is appointed or elected a director or officer of the Company upon consummation of the Acquisitions) and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum or Final Offering Memorandum or in any amendment or supplement thereto or (ii) the omission or alleged omission to state in any Preliminary Offering Memorandum or Final Offering Memorandum, or any amendment or supplement thereto any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of that Initial Purchaser specifically for inclusion therein, and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Initial Purchaser may otherwise have to the Company or any such director, officer or controlling person.

          (c) Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party pursuant to this Section 8 shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel or (iii) the indemnifying party has failed to reasonably and promptly assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to no more than one local counsel) at any time for all such indemnified parties, which firm shall be designated in writing by the Initial Purchasers, if the indemnified parties under this
     Section 8 consist of the Initial Purchasers or any of their respective controlling persons, or by the Company if the indemnified parties under this Section 8 consist of the Company or any of their respective directors, officers or controlling persons. No indemnifying party shall be liable for any settlement of any such action effected without its written consent, but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are subject matter of such proceeding.

          (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other from the offering of the Senior Subordinated Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Initial Purchasers on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchasers on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Senior Subordinated Notes purchased under this Agreement (before deducting expenses) received by the Company, on the one hand, and the total discounts and commissions received by the Initial Purchasers with respect to the Senior Subordinated Notes purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Senior Subordinated Notes under this Agreement, in each case as set forth in the table on the cover page of the Final Offering Memorandum. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the

     Initial Purchasers, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total discounts and commissions with respect to the Senior Subordinated Notes purchased by it and distributed to the public was offered to the public exceeds the amount of any damages which such Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (e) The Initial Purchasers severally confirm that the statements with respect to the offering of the Notes set forth on the cover page of, and under the caption "Plan of Distribution" in, the Offering Memorandum are correct and constitute the only information furnished in writing to the Company by or on behalf of the Initial Purchasers specifically for inclusion, in the Offering Memorandum.

     Section 9. Termination. The obligations of the Initial Purchasers hereunder may be terminated by the Initial Purchasers by notice given to and received by SBI prior to delivery of and payment for the Senior Subordinated Notes if, prior to that time, any of the events described in Sections 7(e), 7(p) or (q) shall have occurred or if the Initial Purchasers shall decline to purchase the Senior Subordinated Notes for any reason permitted under this Agreement.

     Section 10. Reimbursement of Initial Purchasers' Expenses. If (a) the Company shall fail to tender the Senior Subordinated Notes for delivery to the Initial Purchasers otherwise than for any reason permitted under this Agreement or (b) the Initial Purchasers shall decline to purchase the Senior Subordinated Notes for any reason permitted under this Agreement (other than termination of this Agreement pursuant to Section 7(q), but including termination of this Agreement pursuant to Section 9 as a result of events described in Section 7(e) or 7(p)), the Company shall reimburse the Initial Purchasers for the reasonable fees and expenses of its counsel and for such other out-of-pocket expenses as shall have been incurred by them in connection with this Agreement and the proposed purchase of the Senior Subordinated Notes, and upon demand the Company shall pay the full amount thereof to the Initial Purchasers.

     Section 11. Notices. All statements, requests, notices and agreements hereunder shall be in writing, and:

          (a) if to the Initial Purchasers, shall be delivered or sent by mail, telex or facsimile transmission c/o Lehman Brothers Inc., Three World Financial Center, New York, New York 10285, Attention: Syndicate Department (Fax: 212-528-8822), with a copy to Willkie Farr & Gallagher, 153 E. 53rd Street, New York, New York 10022, Attention: John S. D'Alimonte (Fax:
     212-821-8111).

          (b) if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Final Offering Memorandum, Attention: Jeffrey H. Brennan (Fax: 512-443-5213) and David B. Pittaway (Fax: 212-207-8042), with a copy to Schulte Roth & Zabel LLP, 900 Third Avenue, New York, New York 10022, Attention: Janet C. Walden (Fax: 212-593- 5955).

     Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Initial Purchasers.

     Section 12. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Company and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control the Initial Purchasers within the meaning of
Section 15 of the Securities Act and each director, officer, employee or agent of the Initial Purchasers and (b) the indemnity agreement of the Initial Purchasers contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of directors of the Company, officers of the Company and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 12, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

     Section 13. Survival. The respective indemnities, representations, warranties and agreements of the Company and the Initial Purchasers contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Senior Subordinated Notes and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

     Section 14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the principles of conflicts of laws thereof.

     Section 15. Definition of Terms. For purposes of this Agreement and except as otherwise defined herein, (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading, and (b) "subsidiary" has the meaning set forth in Rule 405 under the Securities Act.

     Section 16. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

     Section 17. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

                     [Signature page follows on next page]

     If the foregoing correctly sets forth the agreement between the Company and the Initial Purchasers, please indicate your acceptance in the space provided for that purpose below.

                                        Very truly yours,

                                        SCHOLASTIC BRANDS, INC.

                                        By:  /s/ David B. Pittaway
                                             ------------------------
                                             Name: David B. Pittaway
                                             Title: President



Accepted:

LEHMAN BROTHERS INC.

By:  /s/ Robert D. Redmond
     ------------------------
     Name:  Robert D. Redmond
     Title:  Managing Director

BT SECURITIES CORPORATION

By:  /s/ Amelia Silver
     ------------------------
     Name:  Amelia Silver
     Title:  Vice President

                                   Schedule 1

                                              Principal Amount of Notes to
Initial Purchaser                                     be Purchased
-----------------                                     ------------

Lehman Brothers Inc.                                 $  63,000,000
BT Securities Corporation                            $  27,000,000
                                                     -------------
                                                     $  90,000,000
                                                     =============

                                   Exhibit A

                         Registration Rights Agreement